McMoRan Exploration Co.

Gulf of Mexico Exploration & Production Update

James R. Moffett
Richard C. Adkerson
Co-Chairmen of the Board

MMR LISTED NYSE

May 28, 2009

Going Deep

www.mcmoran.com

McMoRan EXPLORATION CO.

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, and anticipated and potential production and flow rates. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2008 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "gross and net unrisked potential" and "reserve potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2008.

Major New Exploration Frontier on the Shelf of the Gulf of Mexico

- **Recent Important GOM Shelf Data Points:**
  - Flatrock Discovery Confirmed Presence of Sands with High Permeability and Porosity below 15,000'
  - Ammazzo Results Indicated Sands with High Porosity Also Exist at 24,500'
  - Blackbeard West Well Indicated Sands are Present Below 30,000'

- **These Data Points on the Shelf Provide the Missing Links Between the Onshore and Deepwater Discoveries**

- **McMoRan is Correlating the Depositional Trends to Continue to Pursue These High Impact Exploration Prospects**

McMoRan Exploration Co.

Deep Gas vs. Ultra-Deep Gas

Deep Gas Shelf Play

- Shallow Waters of GOM/Onshore South Louisiana
- Multi-100 Bcfe-1 Tcfe Reserve Potential
- Well Depths Range From 15,000' to 25,000'
- Below Previous Production (i.e. Deeper Pool Concept)
- Near Existing Infrastructure Which Allows Rapid Development

Ultra-Deep Shelf Play

- Offshore ± 100' Waters of GOM
- Multi-Tcfe Reserve Potential per Prospect
- Well Depths Range From 25,000' to 35,000'
- Deeply Buried Structures with Analogs to Deepwater Discoveries
- Near Existing Infrastructure; ~ 18-Mo. Lead Time for Production Casing, Trees & Safety Valves May be Required Due to Increased Pressures/Temperatures

Both Plays Are Under-Explored

Early Results Confirm Presence of Hydrocarbons at Depth in GOM

Ammazzo Results

- Drilled to 25,431' TVD in May 2009
- Encountered a Significant Sand Section below 24,500'
  - High Quality Reservoir Rock
  - Porosity Similar to the Porosity Present in Large Deepwater Discoveries
  - Determined to be Wet
- Gained Important Geological Information from Well
  - Continues to Support McMoRan's Deep Gas Exploration Concept
  - Large, Deep Structures with Potential to Contain Significant Hydrocarbon Reserves Are Available on the Shelf
- Temporarily Abandoned as Future Plans are Considered
- 2Q09 Exploration Expense Will Include ~$23 mm in Costs Related to Ammazzo

MCMORAN EXPLORATION CO.

Near-term Deep Gas Prospects

MMR
LISTED
NYSE

www.mcmoran.com

Going Deep

Cordage Deep Gas Exploration Prospect



Located in 50 feet of water


189
190
208
207
Mariner #1
Drilling
ONE MILE
Cordage
210

MMR WI: 38.0%

MMR NRI: 30.5%

Spud: March 18, 2009

Current Depth: 17,400'

PTD: 19,500'

Cordage – West Cameron Block 207

- **Targeting *Rob-L* and *Rob-M* (*Operc*) Sands**
- **Gross Unrisked Potential of 200 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Sherwood Deep Gas Exploration Prospect



Located in 40 feet of water


114
115
116
SHERWOOD
McMoRan Prop Loc.
134
133
132
HIGH ISLAND
ONE MILE
162
163
164

MMR WI: 29.3%

MMR NRI: 23.5%

Spud: To follow Cordage

PTD: 16,200'

- **Targeting *Cris R Sands* in the Lower Miocene**
- **Gross Unrisked Potential of 200 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Blueberry Hill Deep Gas Exploration Prospect


214
SOUTH MARSH ISLAND N. ADDN
8
EUGENE ISLAND
BLUEBERRY HILL
McMoRan #1ST Blueberry Hill Drilling
225
9
227
226
25

Located in 10 feet of water

MMR WI: 42.9%

MMR NRI: 29.7%

Start Date: March 29, 2009

Current Depth: 14,700'

PTD: 24,000'

- **Re-entered Existing Well Bore and Commenced Sidetrack Operations**
- **Targeting *Gyro* Sands Encountered in Original Exploratory Well**
- **McMoRan Believes Sands Could be Better Developed in a Down Dip Position on Flank of Structure**
- **Gross Unrisked Potential of 500 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Hurricane/JB Mountain/Mound Pt. South/Blueberry Hill Cross Section


E
NW
Hurricane
JB Mountain
Mound Pt. South
Blueberry Hill
E'
SE
MMR #225 & #227
MMR #223
El Paso #220
MMR #218ST
MMR #5
MMR #7
MMR BBH #1ST
MMR BBH #1
0
5000
10000
15000
20000
25000
Tiger Shoal Field
Shallow Production
3.4 TCFG
Mound Point
4 miles North of BB Hill
2.6 TCFG
ROB-L
ROB-L
ROB-L
UNCONFORMITY
UNCONFORMITY
OPERC
OPERC
OPERC
GYRO
GYRO
Encountered
Thick Gyro Sands
Sidetrack Target
"Big Blue" Fault
9 Miles
4/09

Hurricane Deep
Deep Gas Exploration Prospect



Located in 10 feet of water


211
212
213
218
217
216
221
222
223
FLATROCK
ROB L
OPERC
GYRO
HURRICANE
HURRICANE DEEP
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
Flatrock #228 (1)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Completing
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Completing
#226 - DISCOVERY
Rob L & Gyro Sands
#223, #227 - Rob L Producing
#225 - Evaluating
#226ST Prop. Loc.
#229
#232
#231
#228
#230
#233
#227
#225
#226
#223
#226ST
ONE MILE
Discovery
Productive
Drilling
Proposed

- Evaluating Sidetrack on Southern Flank of Flatrock Structure
- Targeting Significant Gyro Sand Encountered in Hurricane Deep Well
  - 900-ft Gross Sand
  - Top 40 Feet Hydrocarbon Bearing
- McMoRan Believes Up Dip Well has Potential to Contain a Thicker Hydrocarbon Column
- Gross Unrisked Potential of 350 Bcfe

MCMORAN EXPLORATION CO.

Flatrock/Hurricane Deep Cross Section



Flatrock
Hurr. Deep
J. B. Mtn.
MMR #229
MMR #232
MMR #231
MMR #228
CVX #230
MMR #233
MMR #226
El Paso #220
EL PASO #218
10000
15000
20000
25000
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.4 TCFG
Producing
Producing
Producing
Producing
Producing
ROB-L
ROB-L
UNCONFORMITY
OPERC
OPERC
GYRO
Prop. Sidetrack
"Big Blue" Fault
2.6 Miles

McMoRan Exploration Co.

Ultra-Deep Gas Prospects

MMR
LISTED
NYSE

www.mcmoran.com

Going Deep

Ultra-Deep Focus Areas on the Shelf


MMR Ultra-Deep Focus Areas
Industry Data Points in Deepwater
Play Location Map
Fold Belt, Sub-Salt, & Treasure Island
Davy Jones Complex
Blackbeard Complex
Lafitte Complex
Flatrock Fld
Blackbeard East
El Dorado
Deepwater Lower Miocene Trend
Deepwater Eocene Trend
Thunderhorse
Kaskida
Knotty Head
Tahiti
Maddog
Cascade
Jack
Llano
Shenandoah
Chinook
Mars / Ursa
Tubular Bells
Champlain
Antietum
Mary Ann
Conger
Baldpate
Puma
Friesian
Caesar
Ticonderoga
Heidelberg
K2 North
K2
Stones
St. Malo
Baha
Great White
Trident
Buckskin
Europa
Vicksburg
MP 253

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 5+ Tcfe Net*

* Assumes McMoRan has rights to 20% NRI; actual WI & NRI are pending unitization and parties participation on a per prospect basis

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Blackbeard West Ultra-Deep Exploration Prospect



Located in 70 Feet of Water

Drilled to 32,997' in 3Q08

Deepest Well Drilled Below Mudline in Gulf of Mexico


164
112
111
110
187
141
142
143
SOUTH TIMBALIER
SHIP SHOAL
A
188
167
166
McMoRan
Blackbeard West #1BP2
TA
McMoRan
Blackbeard Prop
211
A'
169
170
171
1 Mile

Blackbeard - ST 167/168

- Logged 4 Potential Hydrocarbon Bearing Zones Below 30,000' – Further Evaluation Needed
- Well Has Been Temporarily Abandoned
- MMS Granted Geologic SOO to Provide Time for Seismic Reprocessing to Determine Next Steps
- Incorporating Geologic Data From This Well to Generate Additional Ultra-Deep Prospects
- McMoRan Operates and Owns 32.3% WI


N
Blackbeard Area
Green Canyon Area
Walker Ridge Area
S
Onshore
Shelf
Deep Water
Water Column
Salt Weld
Salt
Middle Miocene
Oligocene
Lower Miocene
Eocene / Paleocene
Cretaceous

Conceptual Model Lower Miocene Depositional Tendency


NON MARINE
NON MARINE
Extra-Basinal Fluvial System
X Section
N
S
Shelf Extent of
Lower Miocene Depositional Fairway
±12,000 sq. miles
90 Miles N-S / 136 Miles E-W
SHELF
SLOPE
Flatrock Fld
Blackbeard West
Blackbeard East
El Dorado
Joseph
Main Lower Miocene Depositional Fairway
Llano
Knotty Head
Tahiti
Maddog
Thunderhorse
Kaskida
Cascade
Jack
Conceptual Model
Lower Miocene
Depositional Tendency

Conceptual Model Depositional Fairways Eocene (Yegua/Wilcox)


N
S
Blackbeard Area
Green Canyon Area
Walker Ridge Area
Onshore
Shelf
Deep Water
Water Column
Salt Weld
Salt
Middle Miocene
Oligocene
Lower Miocene
Marls
Eocene / Paleocene
Cretaceous


CRETACEOUS SHELF SLOPE
Holly Springs Delta
Rockdale Delta
NON MARINE
SHELF
SLOPE
N
X Section
S
Shelf Extent of
Eocene Depositional Fairway
±19,000 sq. miles
91 Miles N-S / 205 Miles E-W
Flatrock
El Dorado
Blackbeard West
Blackbeard East
Llano
Main Depo-Center 30-40,000' Present Day
Knotty Head
Tahiti
Maddog
Cascade
Kaskida
Jack
Thunderhorse
JURASSIC HIGH SHELF
UPLIFTED BASEMENT
Conceptual Model
Depositional Fairways
Eocene (Yegua/Wilcox)

Davy Jones Ultra-Deep Exploration Prospect



Located in 20 Feet of Water

Northwest of Ammazzo


Davy Jones
B
B'
McMoRan
Davy Jones Prop
1 Mile

- **Studying Opportunity to Re-enter Previously Abandoned Well Bore**
- **Very Large Structure**
- **PTD 28,000'**
- **Targeting Eocene/Paleocene (Wilcox) Sands**

MCMORAN EXPLORATION CO.

Davy Jones/Ammazzo Cross Section



NW
Davy Jones
Ammazzo T&A
SE
0'
10,000'
20,000'
30,000'
Salt
Salt Weld
Salt Weld
Salt Weld
Ammazzo-1
Ammazzo-2
Eocene / Paleocene (Wilcox)
8.8 miles

Davy Jones & Blackbeard Cross Sections


Davy Jones
B
B'
0'
Blackbeard
A
A'
20,000'
30,000'
Salt
Salt Weld
Eocene / Paleocene (Wilcox)
Salt Weld
Mid Miocene
Lower Miocene
Eocene / Paleocene (Wilcox)

- Ultra-Deep Targets at Davy Jones Should be Present at a Shallower Depth than Blackbeard
- Arial Closure of Davy Jones is Comparable to the Blackbeard Structural Complex
- Cost to Drill and Evaluate Davy Jones Expected to be Significantly Less Than Blackbeard
- Reservoir Temperatures and Pressures Expected to be Lower Than Blackbeard
- Davy Jones Expected to Provide Age Relationships on the Deep Shelf and Link Discoveries in the Deepwater GOM to Onshore Fields

Flatrock Field Status Report

Flatrock Wells	Well Type	Total Pay Intervals	Net Feet of Pay (1)	Status
1st – #228	Discovery	8	260	Producing(2)
2nd – #229	Delineation	8	289	Producing(2)
3rd – #230	Delineation	8	256	Producing(2)
4th – #231	Development	2	116	Producing(2)
5th – #232	Development	8	155	Completing
6th – #233	Delineation	2	40	Completing

- *4 Wells Averaged Gross Rate of 220 MMcfe/d (41 MMcfe/d Net to MMR) in 1Q09*
- *First Production From #5 and #6 Wells Expected by Mid-year 2009*
- *Following Planned Expansion/Maintenance/Remediation Activities, Production from All Six Wells is Expected to Approximate: 335 MMcfe/d Gross, 63 MMcfe/d Net to MMR*

(1) Confirmed with wireline logs.
(2) Field Temporarily Shut In for Previously Reported Planned Expansion/Maintenance/ Remediation

Investment Summary

- Create Value Through Focused Strategy in Shallow Water GOM and Gulf Coast Area
- Pursue High Potential Exploration Prospects
  - Deep Shelf Gas – Miocene Targets
  - Ultra-Deep Prospects with Multi-Tcfe Targets – Miocene and Older
- Uniquely Qualified to Continue GOM Leadership Position
  - Highly Experienced Team With Over Three Decades in This Region
  - Expertise in Structural Analysis Versus "Bright Spot" Targeting
  - Large Acreage Position & Seismic Database
  - Experienced Operator
  - Recognized Industry Leader
  - Substantial Partnering Opportunities with Majors and Large Independents
- Attractive Risk/Reward Profile